UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 10, 2005

PAVILION BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation) 135 East Maumee Street Adrian, Michigan (Address of principal executive office)	000-30521 (Commission File Number)	38-3088340 (IRS Employer Identification No.) 49221 (Zip Code)

Registrant’s telephone number, including area code: (517) 265-5144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.   Entry into a Material Definitive Agreement.

         Pavilion Bancorp, Inc. previously adopted a Stock Option Plan for the grant of non-qualified stock options to purchase shares of Pavilion's common stock. The form of stock option agreement for the Stock Option Plan is attached as an exhibit to this Form 8-K. Pavilion Bancorp, Inc. may grant stock options from time to time using this form of stock option agreement.

Section 9.   Financial Statements and Exhibits.

        Item 9.01.   Financial Statements and Exhibits.

        (c)      Exhibits

                  10.1   Form of Pavilion Bancorp, Inc. Stock Option Agreement for Nonqualified Stock Option.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 10, 2005	PAVILION BANCORP, INC. (Registrant) By: /s/ Pamela S. Fisher —————————————— Pamela S. Fisher Corporate Secretary

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EXHIBIT INDEX

10.1	Form of Pavilion Bancorp, Inc. Stock Option Agreement for Nonqualified Stock Option.

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EXHIBIT 10.1

PAVILION BANCORP, INC.

Stock Option Agreement
for Nonqualified Stock Option

        STOCK OPTION AGREEMENT, made this day of , 2004 between PAVILION BANCORP, INC. (herein called the “Company”) and , an employee or director of the Company or one of its subsidiaries (the “Optionee”), pursuant to the Pavilion Bancorp, Inc. Stock Option Plan (the “Plan”), which Plan was approved by the board of directors and shareholders of the company on November 16, 2000, and April 18, 2001, respectively.

        IT IS AGREED AS FOLLOWS:

1.	Grant and Designation of Option

        Subject to the provisions of the Plan and this Agreement, the Company hereby grants to the Optionee the option to purchase shares of the Company’s common stock. This is a non-qualified stock option and is not intended to meet the incentive stock option requirements of Section 422 of the Internal Revenue Code.

2.	Purchase Price

        The purchase price for shares purchased under this option shall be per share. The Committee (provided for in Section 3 of the Plan) has determined that this price represents 100% of the fair market value of the Company’s common stock on this date.

3.	Term of Option

        The term of this option shall be for a period of ten years from the date hereof, subject to earlier termination as provided herein.

4.	No Guaranteed Employment

        This Option shall not impose upon the Company or any of its subsidiaries or affiliates any obligation to retain the Optionee in its employ or service for any period.

5.	Exercise of Option

        Except as hereinafter set forth, this option shall not be exercisable prior to the expiration of twelve months from the date hereof. Thereafter, and subject to acceleration as provided below, this option may be exercised to the extent it is vested at any time and from time to time, according to the following vesting schedule:

Percent Vested	During Year Following The Date of This Option
20% 40% 60% 80% 100%	Second Third Fourth Fifth Sixth and thereafter

Irrespective of the foregoing limitations upon the time of exercise and vesting schedule, this option shall be fully exercisable as to all shares covered by this option upon the earlier to occur of any of the following: (I) the Optionee’s 62nd birthday; (ii) the occurrence of an Applicable Event; (iii) the Optionee’s death; or (iv) the Optionee’s total disability.

        This option shall be exercised, if at all, by written notice to the Company. Such notice shall:

(a) State the election to exercise the option, the number of shares with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such shares is to be registered, and his or her address and social security number (or if more than one, the names, addresses, and social security numbers of such persons);

(b) Be signed by the person entitled to exercise the option and, if being exercised by a person or persons other than the Optionee, be accompanied by proof, satisfactory to legal counsel for the Company, of the right of such person or persons to exercise the option;

(c) Be in writing and delivered in person or by registered or certified mail to the Corporate Secretary of the Company; and

(d) Be accompanied by payment in full of the option price for the shares to be purchased, which shall be payable to the Company either (I) in United States dollars in cash or by cashier’s or certified check payable to the order of the Company, or (ii) at the discretion of the Committee, through the delivery of shares of common stock of the Company with a fair market value on the date of exercise equal to the option price, provided such shares are utilized as payment to acquire at least 100 shares of optioned stock, unless the remaining shares covered by this option are less than 100 shares, or (iii) at the discretion of the Committee, by a combination of (i) and (ii) above.

This option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this option, the Company may require the person exercising this option to make any representations and warranties to the Company as the Company may deem to be required by applicable law or regulation. In such event, no shares shall be issued unless and until the Company is satisfied with the correctness of any such representation and warranty. Moreover, the Company, in its discretion, may postpone the issuance and/or delivery of shares upon the exercise of this option until completion of such stock exchange listing, or registration, or other qualification of such shares under any state and/or federal law, rule of regulation as the Company may consider appropriate. However, the Company shall have no obligation to list, register or otherwise qualify the shares. If the shares are issued without registration, the Optionee may be required to accept the shares subject to restrictions on the transferability as deemed necessary by the Company to comply with exemption from registration requirements. Upon exercise of all or any portion of this option and receipt of proper payment, the certificate or certificates for the number of shares as to which the option is exercised shall be issued to and registered in the name of the person or persons exercising the option.

6.	Nontransferability

        This option shall not be transferable other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee. Following the death of the Optionee, this Option shall be exercisable only to the extent provided in Section 7. Without limiting the generality of the foregoing, except as otherwise provided herein, this option shall not be sold, pledged, assigned or transferred in any way, nor be assignable by operation of law or subject to execution, levy, attachment or similar process. Any attempted sale, pledge, assignment, or other transfer of this option contrary to the terms hereof, and any execution, levy, attachment or similar process upon the option, shall be null and void and without effect.

7.	Termination of Employment; Death

        If the Optionee ceases to be employed by the Company or any of its subsidiaries for any reason other than his death, this option will terminate and become null and void on the 30th day following the date the Optionee’s employment terminated. The Optionee may exercise this option, to the extent exercisable on the date of termination, at any time within twenty-nine (29) days after the date of termination of his employment subject to the prior expiration of the option period and any other limitation on the exercise of this option in effect on the date of exercise. For purposes of this section, the terms “employed” and “employment” include service as a director. Accordingly, if Optionee is both an employee and director of the Company, or one of its subsidiaries, his employment will not be considered terminated unless and until his status as an employee and his status as a director have terminated. Whether an authorized leave of absence for military or governmental service shall constitute termination of employment for the purposes of this option shall be determined by the Committee.

        If the Optionee dies before the expiration of this option not having fully exercised this option, this option shall terminate and become null and void one year after the date of the Optionee’s death. This option may be exercised, to the extent exercisable at the date of the Optionee’s death by any of the following: (a) any person designated to exercise the Option after the Optionee’s death by means of a written designation executed by the Optionee and filed with the Committee prior to the Optionee’s death; or no such person has been designated either by (b) the executor or administrator or personal representative of the estate of the Optionee or (c) by any person or persons who shall have acquired the option by valid transfer from such executor, administrator or personal representative at any time within one year after the Optionee’s death, subject to the prior expiration of the option period and to any other limitation on the exercise of this option in effect at the date of exercise.

        Any of the foregoing provisions to the contrary notwithstanding, in no event shall this option be exercised after the expiration of the term of the option fixed in Section 3 hereof.

8.	Changes in Capital Structure

        The number of shares covered by this option, and the price per share, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from a split or in combination of shares or the payment of a stock dividend on the Company’s common stock or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

        If the Company shall be the surviving corporation in any merger or consolidation, this option shall pertain to and apply to the securities to which a holder of the same number of shares as are then subject to this option would have been entitled. A sale of all or substantially all of the Company’s assets, or a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation shall cause this option to terminate, provided that the Optionee shall have the rights specified in Section 6.8 of the Plan and Section 9 of this Agreement.

        Adjustments relating to stock or securities of the Company shall be made by the Committee. The determination of the Committee in this respect shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to this option.

        Except as provided above in this Section 8, the Optionee shall have no rights by reason of any subdivision or combination of shares of stock of any class or by reason of any sale of assets, dissolution, liquidation, merger or consolidation or spinoff of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of stock subject to this option.

        The grant of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

9.	Limited Share Appreciation Right (“SAR”)

        The Company shall notify the Optionee of the occurrence of any Applicable Event of which the Company has knowledge. For a period of thirty (30) days following receipt of such notice, the Optionee shall have the right (without regard to the limitation on the exercise of this option set forth in Section 5 of this Agreement, or the limitations in the Plan set forth in Section 6.4(c) to exercise this option , or to surrender this option unexercised in exchange for a cash amount. Such cash amount shall be equal to the product of (1) the number of shares subject to this option, or portion thereof which is surrendered, multiplied by (2) the amount by which the highest price paid or to be paid per share pursuant to an Applicable Event exceeds the exercise price.

        “Applicable Event” shall mean (I) the expiration of a tender offer or exchange offer (other than an offer by the Company) pursuant to which more than 50 percent of the Company’s issued and outstanding stock has been purchased, or (ii) the approval by the shareholders of the Company of an agreement to merge or consolidate the Company with or into another entity where the Company is not the surviving entity, or an agreement to sell or otherwise dispose of all or substantially all of the Company’s assets (including a plan of liquidation).

10.	Rights of Shareholder

        Neither the Optionee nor any transferee of this option shall have any rights as a shareholder with respect to any shares covered hereby until the date he shall have become the holder of record of such shares. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date on which the Optionee shall have become the holder of record thereof, except as provided in Section 8 hereof.

11.	Modification, Extension and Renewal

        Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify or renew this option, or accept its surrender (to the extent not theretofore exercised) and authorize the granting of a new option or options in substitution1 therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification shall, without the consent of the Optionee, alter or impair any rights or obligations hereunder.

12.	Tax Withholding

        The exercise of this option or the SAR are subject to the condition that if at any time the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise of the delivery or purchase of shares pursuant thereto, then, in such event, the exercise of the option or SAR shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Committee.

13.	Surrender of Agreement

        In the event this option is exercised in whole, this Agreement shall be surrendered to the Company for cancellation. In the event this option is exercised in part, or a change in the number or designation of the common shares subject to this option is made, this Agreement shall be delivered to the Company for the purpose of making appropriate notation thereon, or otherwise reelecting, in such manner as the Company shall determine, the partial exercise or the change in the number or designation of the common shares.

14.	Subject to Plan

        This Agreement is subject to the terms and provision of the Pavilion Bancorp, Inc. Stock Option Plan and, unless otherwise defined herein, terms have the same meanings in this option as the do in the Plan. If any inconsistency exists between the provisions of this Agreement and the Plan, the Plan shall govern, except to the extent the Company deems the provisions of this Agreement to be more favorable to the Company than those of the Plan, in which case the provisions of this Agreement shall prevail.

        IN WITNESS WHEREOF, this Agreement has been executed the date first above written.

PAVILION BANCORP, INC. "COMPANY" —————————————— By Douglas L. Kapnick Its Chairman "OPTIONEE" ——————————————